EXHIBIT 10.23

                              SUBSIDIARY GUARANTEE


         This Subsidiary Guarantee, dated as of February 21, 1997 (as amended, supplemented or otherwise modified from time to time, this "Guarantee"), by Capital Staffing Fund, Inc., OutSource Franchising, Inc., Synadyne I, Inc., f/k/a Labor World of Houston, Inc., Synadyne II, Inc., Synadyne III, Inc., f/k/a Labor World of America, Inc., Synadyne IV, Inc., Synadyne V, Inc., Employees Insurance Services, Inc. and OutSource International of America, Inc. (each individually a "Guarantor," and collectively, the "Guarantors") in favor of BANK OF BOSTON CONNECTICUT (the "Agent"), a bank organized under the laws of the state of Connecticut, as Agent under the Credit Agreement (as hereinafter defined), for the benefit of the Agent and the ratable benefit of the Banks that are parties from time to time to the Credit Agreement:

                              W I T N E S S E T H:

         WHEREAS, OutSource International, Inc., a Florida corporation (the "Debtor"), is a party to a Credit Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Bank of Boston Connecticut, as agent, and the Banks from time to time party thereto.

         WHEREAS, pursuant to the terms of the Credit Agreement and the other Loan Documents, the Banks have agreed to make Extensions of Credit (as hereinafter defined) to or for the benefit of the Debtor;

         WHEREAS, the Debtor and the Guarantors are engaged in related businesses, and each Guarantor has derived, and will derive in the future, substantial direct and indirect benefits from the making of the Extensions of Credit; and

         WHEREAS, the obligation of the Banks to make Extensions of Credit is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guarantee in favor of the Agent and the other Banks;

         NOW, THEREFORE, in consideration of the premises and to induce the Banks to make Extensions of Credit under the Credit Agreement, each Guarantor hereby agrees with the Agent, for the benefit of the Agent and the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. As used in this Guarantee, the following terms have the respective meanings set forth below:

                  EXTENSIONS OF CREDIT -- (i) all Loans or advances made to the Debtor under any Loan Document, (ii) all Letters of Credit issued for the account of the Debtor under any Loan Document,


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(iii) all other extensions of credit to or for the benefit of the Debtor under any Loan Document, and (iv) to the extent not otherwise included in the foregoing, all Obligations.

                  GOVERNMENTAL APPROVALS -- means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

                  OBLIGATIONS -- the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) each Revolving Credit Note and all other obligations and liabilities of the Debtor to the Agent or the Banks, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement, each Revolving Credit Note, the other Loan Documents or any other document made, delivered or given in connection therewith, and each other obligation and liability, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, of the Debtor to the Agent or any Bank, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or any Bank) or otherwise.

         2. GUARANTEE.

                  (a) Subject to the provisions of paragraph 2(b) hereof, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent and the Banks and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Debtor when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Each Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Bank in enforcing, or obtaining advice of counsel in respect of enforcing, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are indefeasibly paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Debtor may be free from any Obligations.

                  (b) Notwithstanding anything to the contrary contained in this instrument, the maximum liability of each Guarantor under this instrument, including any obligation for contribution under paragraph 4 hereof, shall not exceed the larger of (i) the sum of (A) that portion of the Loans under the Credit Agreement the proceeds of which are used by the Debtor to make Valuable Transfers (as hereinafter defined) to such Guarantor, plus (B) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined) of such Guarantor as of the date of this

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instrument and prior to giving effect to Valuable Transfers and (ii) the maximum amount that, after giving effect to the incurring of the obligations hereunder and to any rights to contribution of such Guarantor pursuant to any agreement among such Guarantor and other affiliates of the Debtor, would not render such Guarantor "insolvent" or "unable to pay its debts as they mature" or "leave such Guarantor with an unreasonably small capital," within the meaning of such terms and expressions under the United States Bankruptcy Code, 11 U.S.C. ss.101 ET
SEQ. or the Uniform Fraudulent Conveyance Act or the Uniform Fraudulent Transfer Act or any other applicable law. The need for any such limitation shall be determined, and any such limitation shall be effective, at the time or times that each Guarantor is deemed, under applicable law, to incur Obligations hereunder. Any such limitation shall be apportioned amongst the Obligations owed to the respective Banks pro rata in accordance with their respective
Commitments. This paragraph 2(b) is intended solely to preserve the rights of each Bank to the maximum extent permitted by applicable law and to assure to such Banks the maximum recovery under this Guarantee that may be achieved consistently with applicable laws. This paragraph does not confer upon the Debtor, any Guarantor or any other Person, and no such party shall have hereunder, any rights such party does not otherwise have under applicable law. For purposes of this paragraph, "ADJUSTED NET WORTH" shall mean, as of any date of determination thereof, the excess of (v) the aggregate value of the assets of the Guarantor as of the date of such determination, determined in accordance with the federal or state law under which the determination is being made, over
(w) the aggregate amount of all liabilities of the Guarantor determined in accordance with the same federal or state law; and "VALUABLE TRANSFER" shall mean (x) all loans, advances or capital contributions made to the Guarantor with proceeds of the Loans, (y) the fair market value of all property acquired with proceeds of the Loans and transferred to the Guarantor and (z) the interest on and the fees in respect of the Loans, the proceeds of which are used to make such a Valuable Transfer.

                  (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor or of all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the Agent and the Banks hereunder.

                  (d) No payment or payments made by the Debtor, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Bank from the Debtor, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time, or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Obligations up to the maximum liability of such Guarantor until the Obligations are paid in full and the Commitments are terminated.

                  (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Bank on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

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         3. SENIOR GUARANTEES. Each Guarantor agrees that all payments required to be made pursuant to this Guarantee by such Guarantor are senior in right and priority of payment to the payment of any Guarantee Obligations of such Guarantor arising under or in connection with the guarantee made by such Guarantor under the Securities Purchase Agreement and senior in right and priority of payment to any of the Guarantee Obligations described in subsections 7.4(b) or (c) of the Credit Agreement.

         4. RIGHT OF CONTRIBUTION. Subject to paragraph 2(b) hereof, each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of paragraph 6 hereof. The provisions of this paragraph 4 shall in no respect limit the Obligations and liabilities of any Guarantor to the Agent and the Banks, and each Guarantor shall remain liable to the Agent and the Banks for the full amount guaranteed by such Guarantor hereunder, and no Guarantor shall seek or be entitled to seek any contribution from any other Guarantor in respect of payments made by such Guarantor hereunder until all amounts owing to the Agent and the Banks by the Debtor on account of the Obligations are indefeasibly paid in full, and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such contribution rights at any time when all of the Obligations shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

         5. RIGHT OF SET-OFF. Each Guarantor hereby irrevocably authorizes the Agent and each Bank at any time and from time to time, after the occurrence and during the continuation of any Event of Default specified in the Credit Agreement, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply, to the extent permitted by law, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Bank, against and on account of the Obligations and liabilities of such Guarantor to the Agent or such Bank hereunder and claims of every nature and description of the Agent or such Bank against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Revolving Credit Note, any Application or any other Loan Document or otherwise, as the Agent or such Bank may elect, whether or not the Agent or any Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Bank agrees to notify such Guarantor promptly of any such set-off and the application made by the Agent or such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent

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and each Bank under this paragraph are in addition to other rights and remedies
(including, without limitation, other rights of set-off) which the Agent or such Bank may have.

         6. NO SUBROGATION. Except as expressly provided otherwise in paragraph 4 hereof, and notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by the Agent or any Bank or the receipt of any amounts by the Agent or any Bank with respect to any property held as collateral security for this Guarantee, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Bank against the Debtor or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Obligations.

         7. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Agent or any Bank may be rescinded by the Agent or such Bank and any of the Obligations continued or reinstated, or (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Bank, or (c) the Credit Agreement, any Revolving Credit Note, any Application, this Guarantee, any other Loan Document and any other document executed and delivered in connection therewith or herewith may be extended, amended, modified, supplemented or terminated, in whole or in part, as the Agent and/or any Bank may deem advisable from time to time, or (d) any collateral security, guarantee or right of offset at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Bank may, but shall be under no obligation to, make a similar demand on the Debtor or any other Guarantor or guarantor, and any failure by the Agent or any Bank to make any such demand or to collect any payments from the Debtor or any such other Guarantor or guarantor or any release of the Debtor or any Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair, limit or otherwise adversely affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Bank against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         8. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Guarantee or acceptance of this Guarantee. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or

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incurred, or renewed, extended, amended or waived, in reliance upon this
Guarantee, and all dealings between the Debtor or any of the Guarantors, on the one hand, and the Agent or any Bank, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives presentment, protest, demand for payment and notice of default or nonpayment to or upon the Debtor or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Revolving Credit Note, any Application or any other Loan Document, or any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time, or from time to time, held by the Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Debtor or any other Guarantor against the Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Debtor or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Debtor or any other Guarantor for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing their rights and remedies hereunder against any Guarantor, the Agent and any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Debtor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Bank to pursue such other rights or remedies or to collect any payments from the Debtor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Debtor or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Bank against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Banks, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Debtor may be free from any Obligations.

         9. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtor or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

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         10. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars and in immediately available funds at the office of the Agent located at 100 Pearl Street, Hartford, Connecticut, 06103 or at such other address as may hereafter be notified by the Agent. Subject to the foregoing obligation, nothing shall prevent a Guarantor from independently pursuing any claim it may have against the Agent and/or the Banks.

         11. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants to the Agent and the Banks that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is in good standing as a foreign corporation in each jurisdiction where its ownership or lease of property or conduct of business requires such qualification and the failure so to qualify would have a Material Adverse Effect, has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, and is subject to taxation as a C corporation pursuant to Subchapter C of the Code;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Loan Documents to which it is a party, to grant the Liens by such Guarantor pursuant to the applicable Security Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and such other Loan Documents by such Guarantor;

                  (c) this Guarantee and each other Loan Document to which such Guarantor is a party has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                  (d) the execution, delivery and performance of this Guarantee and each other Loan Document to which it is a party and the grant of Liens by such Guarantor pursuant to the applicable Security Documents will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of such Guarantor except the Liens created by such Guarantor pursuant to the applicable Security Documents;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the other Loan

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Documents to which it is a party or the grant of Liens by such Guarantor pursuant to the applicable Security Documents. Each Guarantor (i) has all Governmental Approvals, including permits relating to federal, state and local ERISA and labor laws, Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business, each of which is in full force and effect, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all ERISA and labor laws, all Environmental Laws and all occupational health and safety laws applicable to each Guarantor or its properties, except for instances of noncompliance which would not, singly or in the aggregate, have a Material Adverse Effect;

                  (f) except as set forth in the Schedule of Litigation, attached to the Credit Agreement, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues nor, to the knowledge of such Guarantor, is there any basis therefor, (i) with respect to this Guarantee or any other Loan Document to which such Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which would, singly or in the aggregate, have a Material Adverse Effect;

                  (g) such Guarantor has good record and marketable title in fee simple to or valid leasehold interests in all its real property, and good title to all its other property, none of such property other than the Collateral is subject to any Lien except as permitted by the Credit Agreement or which, in the aggregate with all other Liens on all the property, respectively, of the Debtor and the other Guarantors, could not have a Material Adverse Effect, and none of the Collateral owned or leased by such Guarantor is subject to any Lien except as permitted by the Credit Agreement;

                  (h) such Guarantor has received consideration which is the reasonable equivalent value of the Obligations and liabilities that such Guarantor has incurred hereunder to the Agent and the Banks;

                  (i) such Guarantor is not insolvent as defined in any applicable state or federal statute, nor will such Guarantor be rendered insolvent by the execution and delivery of this instrument to the Agent and the Banks;

                  (j) such Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by such Guarantor shall be an unreasonably small capital, taking into consideration the Obligations to the Banks incurred hereunder;

                  (k) such Guarantor does not intend to, nor does such Guarantor believe that it will, incur debts beyond such Guarantor's ability to pay them as they mature; and

                  (l) except for the Guarantee Obligation entered into under this Guarantee and except as set forth in Section 7.4 of the Credit Agreement, no other Guarantee Obligations exist.

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Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Extension of Credit to the Debtor under the Credit Agreement on and as of such date of such Extension of Credit as though made hereunder on and as of such date.

         12. FURTHER ASSURANCE. Each Guarantor hereby covenants and agrees with the Agent and the Banks that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, at any time and from time to time, upon the written request of the Agent, and at the sole expense of each Guarantor, each Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Guarantee and of the rights and powers herein granted.

         13. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms and provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall

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be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns.

         17. NOTICES. Notices by the Agent to each Guarantor may be addressed to each Guarantor in care of the Debtor in accordance with the terms of the Credit Agreement.

         18. COUNTERPARTS. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         19. INTEGRATION. This Guarantee represents the agreement of the Guarantors with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         20. AUTHORITY OF AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and each Guarantor, the Agent shall be deemed conclusively to have full and valid authority so to act or refrain from acting on behalf of the Banks, and each Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         21. GOVERNING LAW. This Guarantee and the rights and obligations of the Guarantors under this Guarantee shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

         22. SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of Connecticut, the courts of the United States of America for the District of Connecticut, and appellate courts from any thereof; and

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

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         23. ACKNOWLEDGMENTS. Each Guarantor hereby acknowledges that:

                  (a) such Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;

                  (b) neither the Agent nor any Bank has any fiduciary relationship to such Guarantor, and the relationship between Agent and Banks, on one hand, and such Guarantor on the other hand, is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Banks or among such Guarantor and the Banks.

         JURY TRIAL WAIVER. EACH GUARANTOR, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE AGENT, ANY OF THE BANKS, THE DEBTOR AND/OR SUCH GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN EACH OF THEM AND GUARANTOR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS INSTRUMENT OR ANY REVOLVING CREDIT NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered in Hartford, Connecticut by its duly authorized officer as of the day and year first above written.




                         CAPITAL STAFFING FUND, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: President


                         OUTSOURCE FRANCHISING, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Assistant Secretary


                         SYNADYNE I, INC., F/K/A LABOR WORLD OF
                         HOUSTON, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Vice President


                         SYNADYNE II, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Vice President

                         SYNADYNE III, INC., F/K/A LABOR WORLD OF
                         AMERICA, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Vice President


                        SYNADYNE IV, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Vice President


                         SYNADYNE V, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: Vice President


                         EMPLOYEES INSURANCE SERVICES, INC.


                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: President


                         OUTSOURCE INTERNATIONAL OF AMERICA, INC.

                         By: /s/ PAUL BURRELL
                             ---------------------------
                         Name: Paul Burrell
                         Title: President